UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Annual Report
to Shareholders

DWS Managed Municipal Bond Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus supplement dated February 27, 2007 are 1.03%, 1.80%, 1.79% and 0.80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and during the 3-year and Life of Class periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.36%	4.50%	4.47%	5.19%
Class B	3.59%	3.71%	3.67%	4.38%
Class C	3.59%	3.71%	3.67%	4.37%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/07
DWS Managed Municipal Bond Fund	1-Year	3-Year	Life of Class*
Institutional Class	4.62%	4.75%	4.19%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/07	$ 8.99	$ 8.99	$ 8.99	$ 8.99
5/31/06	$ 9.04	$ 9.04	$ 9.04	$ 9.04
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .39	$ .32	$ .32	$ .41
Capital Gain Distributions	$ .05	$ .05	$ .05	$ .05
May Income Dividend	$ .0310	$ .0255	$ .0254	$ .0347
SEC 30-day Yield++ as of 5/31/07	3.38%	2.78%	2.77%	3.79%
Tax Equivalent Yield++ as of 5/31/07	5.20%	4.28%	4.26%	5.83%
Current Annualized Distribution Rate++ as of 5/31/07	4.06%	3.34%	3.33%	4.54%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.33%, 2.72% and 2.71% for Classes A, B and C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.01%, 3.28% and 3.27% for Classes A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	110	of	243	46
3-Year	96	of	229	41
5-Year	88	of	215	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,966	$10,898	$11,887	$15,843
	Average annual total return	-.34%	2.91%	3.52%	4.71%
Class B	Growth of $10,000	$10,061	$10,956	$11,877	$15,356
	Average annual total return	.61%	3.09%	3.50%	4.38%
Class C	Growth of $10,000	$10,359	$11,155	$11,974	$15,332
	Average annual total return	3.59%	3.71%	3.67%	4.37%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%
DWS Managed Municipal Bond Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,046,200	$1,149,500	$1,217,000
	Average annual total return	4.62%	4.75%	4.19%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,048,400	$1,153,400	$1,228,300
	Average annual total return	4.84%	4.87%	4.43%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus supplement dated February 27, 2007 is 0.78% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/07
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.59%	4.75%	4.70%	5.42%
Lehman Brothers Municipal Bond Index+	4.84%	4.87%	4.94%	5.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 9.00
5/31/06	$ 9.05
Distribution Information: Twelve Months as of 5/31/07: Income Dividends	$ .41
Capital Gain Distributions	$ .05
May Income Dividend	$ .0327
SEC 30-day Yield++ as of 5/31/07	3.77%
Tax Equivalent Yield++ as of 5/31/07	5.80%
Current Annualized Distribution Rate++ as of 5/31/07	4.28%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.73% had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.24% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	74	of	243	31
3-Year	74	of	229	33
5-Year	62	of	215	29
10-Year	21	of	137	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/07
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,459	$11,493	$12,582	$16,959
	Average annual total return	4.59%	4.75%	4.70%	5.42%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,484	$11,534	$12,724	$17,251
	Average annual total return	4.84%	4.87%	4.94%	5.60%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December  1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,001.90	$ 998.30	$ 998.30	$ 1,003.00	$ 1,003.40
Expenses Paid per $1,000*	$ 5.14	$ 8.92	$ 8.92	$ 4.00	$ 3.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,019.80	$ 1,016.01	$ 1,016.01	$ 1,020.94	$ 1,021.04
Expenses Paid per $1,000*	$ 5.19	$ 9.00	$ 9.00	$ 4.03	$ 3.93
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.03%	1.79%	1.79%	.80%	.78%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,001.90	$ 998.30	$ 998.30	$ 1,003.00	$ 1,003.40
Expenses Paid per $1,000**	$ 3.64	$ 7.37	$ 7.42	$ 2.50	$ 2.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,021.29	$ 1,017.55	$ 1,017.50	$ 1,022.44	$ 1,022.54
Expenses Paid per $1,000**	$ 3.68	$ 7.44	$ 7.49	$ 2.52	$ 2.42
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.73%	1.48%	1.49%	.50%	.48%
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Managed Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Managed Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1990.

Over 30 years of investment industry experience.

BA, MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1998.

Over 20 years of investment industry experience.

BA, Duke University

Eleanor R. Lynch, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 19 years of investment industry experience.

BS, Ursinus College; MS, Drexel University.

Matthew J. Caggiano, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1989 and the fund in 1999.

Over 16 years of investment industry experience.

BS, Pennsylvania State University; MS, Boston College.

Philip G. Condon, Ashton P. Goodfield and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Managed Municipal Bond Fund. Matthew J. Caggiano is also a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2007?

A: Municipal bonds delivered solid positive results over the full year, with most of the return coming over the first half of the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 4.84% for the 12 months ended May 31, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 6.66% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

After increasing short-term interest rates by a quarter point at 17 consecutive meetings, the US Federal Reserve Board (the Fed) held rates steady since August 2006. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of May 2007. Municipal yields declined over the first part of the fiscal period, only to rise as the year progressed. The period ended with short rates slightly above and long rates somewhat below where they started. Since a bond's yield moves in the opposite direction of its price, this meant that performance of municipal bonds was generally better earlier in the period.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was heavy throughout the period. As long-term rates fell, supply accelerated, and issuance over the first five months of 2007 was 30 percent above last year's pace. On the demand side, the municipal market has continued to be influenced by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been strong interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets.3 Positive flows into tax-free mutual funds have supported the market as well.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The municipal bond yield curve flattened during the fiscal year. The two-year bond yield increased nine basis points from 3.59% to 3.68%, while the 30-year yield fell 28 basis points to 4.25% from 4.53%, resulting in a total flattening of 37 basis points. (See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/06 and 5/31/07)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund.

Q: How did DWS Managed Municipal Bond Fund perform for the 12-month period ended May 31, 2007?

A: DWS Managed Municipal Bond Fund posted a positive return over the period. The fund's Class A shares delivered a total return of 4.36%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) Its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 4.84%. The fund slightly outperformed its average peer in the Lipper General Municipal Debt Funds category, which gained 4.27%.4

4 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top four credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the one-, five- and 10-year periods this category's average return was 4.27% (243 funds), 4.33% (215 funds) and 4.75% (137 funds), respectively, as of 5/31/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2007?

A: We continue to manage the fund for total return, while also seeking a relatively consistent level of income. For much of the period, we maintained a relatively conservative posture. This translated into an underweighting of both lower quality and longer maturity issues compared to many of our peers.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards. We did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.6 Spreads began to show signs of widening over the period, and the fund is well positioned should this trend continue.

6 A measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

While we have maintained a conservative posture with respect to credit quality, we have employed intensive research in order to identify specific opportunities to pick up yield. In this vein, we have participated in prepaid utility contract bond issuance, which we believed was priced favorably. We have also added exposure to floating rate notes with three-month resets tied to LIBOR that offer attractive yields and low duration.7

7 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.8 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. For much of the period, a flat yield curve significantly reduced the income advantage provided by longer-term issues. In fact, mid-way through the period, AAA-rated 30-year municipal bond yields were at their lowest levels in a generation. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. Our lack of exposure for most of the period to the long end of the yield curve constrained performance to a degree, as the 30-year bond experienced the biggest decline in yield and corresponding price rise.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The fund's returns benefited from exposure to issues that were pre-refunded. When an issue is pre-refunded, it generally experiences a credit upgrade as well as price appreciation. Performance also benefited from holdings of zero coupon bonds which experienced spread tightening.9

9 Spread tightening is a narrowing of the yield advantage provided by lower quality debt issues.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

As noted above, institutional investors using similar nontraditional strategies have been driving a fundamental shift in the dynamics of the municipal market. As a result, we believe the municipal yield curve can be expected to remain flatter than its history suggests is the norm. In addition, as their use in hedging strategies increases, municipal returns are becoming more influenced by those of other markets. We are monitoring these trends closely and factoring them into our decisions with respect to yield curve exposure and the degree to which we use hedging strategies to maximize returns.

At the end of the period, the 10-year municipal bond was yielding 80% of the comparable maturity Treasury bond, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

Portfolio Summary

Asset Allocation	5/31/07	5/31/06

Revenue Bonds	45%	51%
ETM/Prerefunded	25%	17%
General Obligation Bonds	19%	23%
Lease Obligations	11%	9%
	100%	100%
Quality	5/31/07	5/31/06

AAA	75%	70%
AA	9%	7%
A	5%	7%
BBB	2%	6%
B	1%	—
Not Rated	8%	10%
	100%	100%
Effective Maturity	5/31/07	5/31/06

0-4.99 years	40%	35%
5-9.99 years	46%	48%
10-14.99 years	12%	15%
Greater than 15 years	2%	2%
	100%	100%

Weighted average effective maturity: 5.75 years and 6.64 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	5/31/07	5/31/06

California	15%	17%
Illinois	11%	11%
New Jersey	9%	9%
Texas	8%	7%
New York	7%	7%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.5%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,273,520
Alaska 0.5%
Anchorage, AK, Core City General Obligation, 5.5%, 7/1/2021 (a)	3,860,000	4,146,759
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (a)	5,000,000	5,888,100
Anchorage, AK, State General Obligation:
5.5%, 7/1/2019 (a)	2,500,000	2,685,725
5.5%, 7/1/2020 (a)	2,500,000	2,685,725
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (a)	5,000,000	4,253,400
		19,659,709
Arizona 1.2%
Arizona, School District General Obligation, School Facilities Board Revenue:
5.5%, 7/1/2014	5,000,000	5,309,800
5.5%, 7/1/2015	3,000,000	3,185,880
5.5%, 7/1/2016	5,000,000	5,309,800
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (a)	7,500,000	8,204,925
5.25%, 7/1/2017 (a)	10,000,000	11,002,400
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (a)	4,675,000	3,820,597
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (a)	4,105,000	4,398,713
Scottsdale, AZ, General Obligation, 5.375%, 7/1/2015	1,635,000	1,734,032
Tucson, AZ, Water & Sewer Revenue, 5.5%, 7/1/2018 (a)	4,100,000	4,456,167
		47,422,314
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (a)	4,025,000	4,102,884
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	14,739,459
		18,842,343
California 14.1%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, 8.0%, 1/1/2019 (a)	845,000	1,041,885
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, 8.0%, 1/1/2019 (a)	770,000	894,948
California, Department of Water Resources Revenue:
Prerefunded, Series W, 5.5%, 12/1/2015	565,000	605,471
5.5%, 12/1/2015	2,825,000	3,015,914
California, Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	17,545,000	20,085,867
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (a)	1,000,000	744,720
California, Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.0%, 6/1/2025	2,500,000	2,580,425
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,190,000	1,208,338
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	10,813,759
Series B, 5.625%, 6/1/2038	37,265,000	40,747,414
Series A-1, 5.75%, 6/1/2047	6,670,000	7,065,331
Series 2003-A-1, 6.75%, 6/1/2039	37,520,000	43,202,404
California, State General Obligation:
5.0%, 5/1/2015	10,450,000	11,129,459
5.0%, 3/1/2017	10,000,000	10,634,300
Series 1, 5.0%, 9/1/2019	12,700,000	13,406,247
5.0%, 6/1/2029 (a)	25,000,000	26,120,000
5.0%, 2/1/2031 (a)	26,975,000	27,893,499
5.125%, 11/1/2024	5,000,000	5,259,050
5.25%, 2/1/2017	17,450,000	18,653,352
6.25%, 10/1/2007 (a) (b)	4,000,000	4,033,680
California, State General Obligation, Various Purposes:
5.0%, 12/1/2031 (a)	13,545,000	14,100,480
Prerefunded, 5.0%, 12/1/2031 (a)	8,925,000	9,546,715
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,752,282
Series A, 5.5%, 6/1/2022	1,400,000	1,526,672
California, State Revenue Lease, 5.25%, 12/1/2020 (a)	22,040,000	23,416,178
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.5%, 6/1/2020	5,000,000	5,424,100
Series C, 5.5%, 6/1/2021	2,500,000	2,712,050
California, State University Revenue:
Series A, 5.125%, 5/15/2017 (a)	10,000,000	10,656,200
Series A, 5.25%, 11/1/2021 (a)	4,000,000	4,259,880
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	8,079,940
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,347,750
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	13,968,447
Series A, Prerefunded, 6.0%, 1/1/2016	20,400,000	21,537,300
Series A, ETM, 7.05%, 1/1/2009	5,000,000	5,262,400
Series A, Prerefunded, 7.1%, 1/1/2011	4,000,000	4,401,280
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,401,280
Series A, Prerefunded, 7.15%, 1/1/2014	6,250,000	6,884,000
Los Angeles County, CA, County General Obligation Lease:
Zero Coupon, 9/1/2007	4,030,000	3,988,410
Zero Coupon, 9/1/2009	5,425,000	4,959,210
Los Angeles County, CA, Sanitation Districts Financing Authority Revenue, Capital Project, Series A, 5.0%, 10/1/2019 (a)	20,000,000	21,045,200
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,831,925
Los Angeles, CA, School District General Obligation, Unified School District:
Series A, 5.0%, 7/1/2023 (a)	12,000,000	12,771,840
Series A, 5.0%, 7/1/2024 (a)	10,000,000	10,643,200
5.75%, 7/1/2015 (a)	2,000,000	2,258,040
5.75%, 7/1/2016 (a)	17,000,000	19,371,670
Madera County, CA, Hospital & Healthcare Revenue, Valley Childrens Hospital, 6.5%, 3/15/2010 (a)	2,840,000	3,038,942
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,166,721
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,204,960
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	715,820
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	3,420,000	2,574,439
San Diego, CA, Water & Sewer Revenue, 5.681%, 4/22/2009 (a)	4,500,000	4,661,730
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,192,773
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,188,200
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	28,327,414
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,451,511
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,431,640
Vallejo City, CA, General Obligation, Unified School District, Series A, 5.9%, 2/1/2022 (a)	3,905,000	4,633,283
		542,869,945
Colorado 2.8%
Colorado, E-40 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,389,550
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,338,130
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	8,391,959
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	15,262,205
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	5,179,280
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	12,687,987
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	21,493,390
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,922,170
Series B, Zero Coupon, 9/1/2034	15,200,000	2,205,520
Series A, 5.75%, 9/1/2014 (a)	14,700,000	16,335,375
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,261,600
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	2,939,675
Mesa County, CO, Residual Revenue, EMT, Zero Coupon, 12/1/2011	11,435,000	9,576,698
		107,983,539
Connecticut 0.4%
Connecticut, State General Obligation:
Series C, 5.5%, 12/15/2014	5,000,000	5,520,150
Series A, 5.5%, 12/15/2015	5,000,000	5,563,150
Series B, 5.5%, 6/15/2018	1,000,000	1,074,670
Prerefunded, Series E, ETM, 6.0%, 3/15/2012	170,000	185,795
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,729,839
		15,073,604
District of Columbia 0.2%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	1,050,000	1,125,401
Series A1, 6.5%, 6/1/2010 (a)	1,095,000	1,177,278
Series A1, Prerefunded, 6.5%, 6/1/2010 (a)	1,175,000	1,261,221
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	5,656,300
		9,220,200
Florida 2.9%
Florida, State Board of Public Education, Series D, 5.375%, 6/1/2019	1,000,000	1,062,450
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,441,050
Florida, Water Pollution Control Financing Corp. Revenue, 5.5%, 1/15/2014	1,000,000	1,061,120
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,236,660
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,481,792
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems:
5.25%, 11/15/2020	1,000,000	1,031,300
Prerefunded, 5.25%, 11/15/2028	170,000	175,248
5.25%, 11/15/2028	5,130,000	5,290,569
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	7,000,000	7,641,200
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	1,189,080
Jacksonville, FL, Health Facilities Authority, Prerefunded, ETM, 11.5%, 10/1/2012	85,000	115,405
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2015 (a)	4,730,000	5,231,853
5.5%, 10/1/2016 (a)	6,760,000	7,531,789
5.5%, 10/1/2018 (a)	6,470,000	7,306,118
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	921,956
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (a)	725,000	773,133
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,560,843
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	3,158,190
Nassau County, FL, ICF/MR-Intercare Facilities Mentally Retarded Revenue, GF/Amelia Island Properties Project, Series A, 9.75%, 1/1/2023	900,000	902,916
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	80,718
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,262,580
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
5.75%, 12/1/2032	1,000,000	1,087,430
Series A, 6.25%, 10/1/2018 (a)	500,000	589,910
Series C, 6.25%, 10/1/2021 (a)	6,000,000	7,223,820
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,291,771
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (a)	1,000,000	1,118,560
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	6,500,000	7,638,020
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	510,910
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (a)	3,775,000	4,093,950
5.75%, 10/1/2013 (a)	3,770,000	4,136,783
5.75%, 10/1/2014 (a)	755,000	837,197
Palm Beach County, FL, Airport Systems Revenue, Prerefunded:
5.75%, 10/1/2012 (a)	1,225,000	1,334,637
5.75%, 10/1/2013 (a)	1,230,000	1,356,173
5.75%, 10/1/2014 (a)	245,000	273,239
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	134,209
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	13,891,875
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,118,093
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (a)	1,000,000	1,064,510
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (a)	500,000	533,755
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,383,469
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,351,943
Tampa, FL, Water Utility Systems Revenue, Prerefunded, 5.625%, 10/1/2013 (a)	1,850,000	1,979,426
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	2,540,000	2,569,362
		109,975,012
Georgia 3.0%
Atlanta, GA, Airport Revenue AMT:
Series B, 5.75%, 1/1/2010 (a)	4,240,000	4,426,602
Series B, 5.75%, 1/1/2011 (a)	1,590,000	1,671,949
Series C, 6.0%, 1/1/2011 (a)	7,375,000	7,801,791
Atlanta, GA, General Obligation, Series A:
5.0%, 12/1/2017 (a)	6,510,000	6,970,843
5.0%, 12/1/2019 (a)	7,400,000	7,879,372
5.0%, 12/1/2020 (a)	6,675,000	7,087,715
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, Series A, 5.0%, 7/1/2018 (a)	21,950,000	23,520,962
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	14,310,530
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (a)	2,305,000	2,393,005
Georgia, Main Street National Gas, Inc. Gas Project Revenue:
Series B, 5.0%, 3/15/2019	5,000,000	5,299,300
Series B, 5.0%, 3/15/2020	5,000,000	5,293,200
Georgia, Municipal Electric Authority Power Revenue:
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013 (a)	35,000	37,978
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,592,520
Series Y, Prerefunded,ETM, 6.4%, 1/1/2013 (a)	195,000	214,547
Series V, 6.5%, 1/1/2012 (a)	5,000,000	5,321,450
Series X, 6.5%, 1/1/2012 (a)	3,500,000	3,713,815
Series W, 6.6%, 1/1/2018 (a)	11,270,000	12,992,056
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018 (a)	200,000	235,860
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	3,000,000	3,163,050
		115,926,545
Hawaii 0.0%
Hawaii, State General Obligation, Series CU, Prerefunded, 5.875%, 10/1/2014 (a)	1,500,000	1,595,775
Illinois 10.0%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	13,290,800
Series B, 5.0%, 1/1/2011 (a)	1,620,000	1,682,030
Series B, 5.125%, 1/1/2015 (a)	9,550,000	10,111,254
Series A, 5.375%, 1/1/2013 (a)	15,410,000	16,189,592
6.25%, 1/1/2011 (a)	3,000,000	3,171,300
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	5,000,000	5,395,800
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a)	11,025,000	12,600,252
Series A, 6.0%, 1/1/2020 (a)	46,340,000	53,962,003
Series A, 6.25%, 1/1/2009 (a)	6,735,000	6,986,485
Series A, 6.25%, 1/1/2015 (a)	28,725,000	32,036,418
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a)	9,705,000	10,259,447
Chicago, IL, School District General Obligation, Board of Education:
Series B, Zero Coupon, 12/1/2009 (a)	7,615,000	6,922,568
Series A, Zero Coupon, 12/1/2014 (a)	2,000,000	1,470,820
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,754,848
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	5,112,258
Zero Coupon, 11/1/2018 (a)	5,165,000	3,157,261
5.375%, 1/1/2013 (a)	3,215,000	3,391,021
Cook & Du Page Counties, IL, High School District No. 210:
ETM, Zero Coupon, 12/1/2009 (a)	2,575,000	2,341,422
Zero Coupon, 12/1/2009 (a)	285,000	258,640
Cook County, IL, County General Obligation, 6.5%, 11/15/2014 (a)	18,560,000	21,509,741
Illinois, Airport Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 6/15/2011 (a)	895,000	763,605
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	10,000,000	10,472,700
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	1,575,000	1,630,393
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,388,045
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.5%, 11/15/2029	5,475,000	5,733,803
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,020,620
6.0%, 8/15/2007 (a)	1,460,000	1,466,307
6.0%, 8/15/2009 (a)	1,640,000	1,713,406
6.25%, 8/15/2013 (a)	3,400,000	3,683,390
Series A, 6.25%, 1/1/2015 (a)	17,000,000	18,413,550
6.4%, 6/1/2008 (a)	1,350,000	1,385,397
Illinois, Metropolitan Pier and Exposition Authority, Series A, ETM, Zero Coupon, 6/15/2011 (a)	2,900,000	2,475,237
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,509,700
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	13,733,799
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	6,822,600
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	3,000,000	3,205,320
6.25%, 12/15/2020 (a)	6,975,000	8,215,643
Series A, 6.5%, 12/15/2007 (a)	4,765,000	4,833,711
Series A, 6.5%, 12/15/2008 (a)	5,255,000	5,467,039
Series P, 6.5%, 6/15/2013	2,100,000	2,267,496
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	5,924,152
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,048,814
Illinois, State General Obligation, 5.5%, 5/1/2016 (a)	2,500,000	2,776,450
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	2,045,000	2,215,246
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	902,086
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,082,250
Series B, Zero Coupon, 1/1/2013 (a)	4,595,000	3,663,318
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (a)	1,775,000	1,890,464
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,232,764
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	4,522,308
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	4,404,661
Northern, IL, Higher Education Revenue, University, Auxiliary Facilities System, Zero Coupon, 10/1/2007 (a)	1,865,000	1,841,426
Rosemont, IL, Capital Appreciation Tax:
Series 3, Zero Coupon, 12/1/2007 (a)	555,000	544,544
ETM, Series 3, Zero Coupon, 12/1/2007 (a)	2,100,000	2,060,751
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (a)	3,000,000	2,510,280
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,390,000	1,394,809
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	3,468,370
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	1,991,663
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	9,252,273
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	7,547,167
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (a)	8,000,000	5,639,360
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,960,415
		384,679,292
Indiana 1.5%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	11,109,350
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,902,425
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,097,680
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	2,114,175
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,873,288
Prerefunded, ETM, 6.0%, 7/1/2007 (a)	1,725,000	1,727,984
ETM, 6.0%, 7/1/2007 (a)	545,000	545,959
Prerefunded, ETM, 6.0%, 7/1/2008 (a)	945,000	967,482
ETM, 6.0%, 7/1/2008 (a)	300,000	307,008
Prerefunded, ETM, 6.0%, 7/1/2009 (a)	980,000	1,022,454
ETM, 6.0%, 7/1/2009 (a)	310,000	323,367
ETM, 6.0%, 7/1/2010 (a)	325,000	344,780
Prerefunded, ETM, 6.0%, 7/1/2011 (a)	1,100,000	1,185,734
ETM, 6.0%, 7/1/2011 (a)	345,000	371,620
Prerefunded, ETM, 6.0%, 7/1/2012 (a)	1,165,000	1,274,254
ETM, 6.0%, 7/1/2012 (a)	370,000	403,811
Prerefunded, ETM, 6.0%, 7/1/2013 (a)	1,230,000	1,364,070
ETM, 6.0%, 7/1/2013 (a)	390,000	430,739
Prerefunded, ETM, 6.0%, 7/1/2014 (a)	1,310,000	1,472,322
ETM, 6.0%, 7/1/2014 (a)	410,000	457,589
Prerefunded, ETM, 6.0%, 7/1/2015 (a)	1,385,000	1,574,149
ETM, 6.0%, 7/1/2015 (a)	440,000	495,880
Prerefunded, ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,690,206
ETM, 6.0%, 7/1/2016 (a)	465,000	530,095
Prerefunded, ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,810,427
ETM, 6.0%, 7/1/2017 (a)	490,000	558,845
Prerefunded, ETM, 6.0%, 7/1/2018 (a)	1,655,000	1,936,797
ETM, 6.0%, 7/1/2018 (a)	520,000	598,010
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,645,002
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a)	4,550,000	4,934,430
Series A, Prerefunded, ETM, 7.25%, 6/1/2015	880,000	962,878
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	479,534
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,467,880
		55,980,224
Iowa 0.5%
Iowa, Project Revenue:
5.5%, 2/15/2015 (a)	10,530,000	11,606,798
5.5%, 2/15/2016 (a)	6,645,000	7,383,126
		18,989,924
Kansas 0.6%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (a)	1,860,000	2,066,999
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,195,840
Series II, 5.5%, 11/1/2015	1,000,000	1,109,130
Series II, 5.5%, 11/1/2017	1,000,000	1,122,830
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	12,000,000	13,028,400
Saline County, KS, Unified School District No. 305:
Prerefunded, 5.5%, 9/1/2017 (a)	2,465,000	2,606,565
5.5%, 9/1/2017 (a)	775,000	824,329
		22,954,093
Kentucky 2.2%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, Prerefunded, 5.6%, 10/1/2012 (a)	4,560,000	4,926,350
Series C, 5.6%, 10/1/2012 (a)	9,110,000	9,810,103
Series C, Prerefunded, 5.7%, 10/1/2013 (a)	2,750,000	3,017,987
Series C, 5.7%, 10/1/2013 (a)	5,495,000	5,999,606
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,899,485
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,769,661
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	1,943,215
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,850,308
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,422,501
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,791,275
Kentucky, Project Revenue:
5.5%, 8/1/2017 (a)	6,770,000	7,580,437
5.5%, 8/1/2018 (a)	5,000,000	5,629,000
5.5%, 8/1/2019 (a)	6,870,000	7,773,130
5.5%, 8/1/2020 (a)	4,320,000	4,904,410
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (a)	2,095,000	2,214,310
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 71:
5.5%, 8/1/2014	4,250,000	4,644,400
5.5%, 8/1/2015	4,000,000	4,403,440
Kentucky, State Revenue Lease, Property and Buildings Project No. 68, Prerefunded, 5.75%, 10/1/2015	5,375,000	5,695,619
		85,275,237
Louisiana 0.4%
Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (a)	2,335,000	2,550,007
5.75%, 12/1/2016 (a)	2,465,000	2,691,977
5.75%, 12/1/2017 (a)	2,610,000	2,850,329
5.75%, 12/1/2018 (a)	2,760,000	3,014,141
Louisiana, Public Facilities Authority, Centenary College Louisiana Project:
Prerefunded, 5.75%, 2/1/2012	1,000,000	1,022,240
Prerefunded, 5.9%, 2/1/2017	1,000,000	1,023,220
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (a)	1,170,000	1,189,211
		14,341,125
Maine 0.1%
Maine, Transportation/Tolls Revenue, Turnpike Authority, 5.625%, 7/1/2017 (a)	4,350,000	4,614,263
Maryland 1.3%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,386,719
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,372,680
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.75%, 12/1/2031	37,000,000	40,767,710
		48,527,109
Massachusetts 5.6%
Massachusetts, Airport Revenue, Port Authority, AMT, Series B, 5.5%, 7/1/2012 (a)	3,025,000	3,132,751
Massachusetts, Airport Revenue, Port Authority, Delta Air Lines, Inc. Project, AMT, Series A, 5.5%, 1/1/2017 (a)	4,000,000	4,210,400
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016 (b)	17,450,000	19,686,392
Massachusetts, Higher Education Revenue, Building Authority Project:
Series 2, 5.5%, 11/1/2017 (a)	1,105,000	1,164,073
Series 2, 5.5%, 11/1/2018 (a)	1,400,000	1,474,844
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	5,500,000	6,506,610
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	885,000	933,542
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,825,000	5,022,391
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	1,055,000	1,353,154
Massachusetts, Port Authority Revenue, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	5,261,300
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	21,020,840
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,702,300
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	20,338,710
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,516,972
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (a)	4,000,000	4,512,200
Series D, 5.5%, 11/1/2019 (a)	7,500,000	8,501,775
Series D, 5.5%, 11/1/2020 (a)	2,000,000	2,274,460
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015	10,075,000	11,212,468
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	10,379,160
Massachusetts, State Water Resource Authority:
Prerefunded, Series C, 6.0%, 12/1/2011	6,095,000	6,516,408
Series C, 6.0%, 12/1/2011	3,905,000	4,168,392
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	6,361,400
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (a) (b)	34,315,000	38,845,266
Series J, 5.5%, 8/1/2021 (a)	5,685,000	6,457,933
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series A, 6.5%, 7/15/2009	2,625,000	2,771,081
Series A, 6.5%, 7/15/2019	13,710,000	16,173,413
		216,498,235
Michigan 1.9%
Detroit, MI, Core City General Obligation, Series B, 6.0%, 4/1/2016 (a)	2,865,000	3,052,400
Detroit, MI, School District General Obligation:
Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,075,350
Series A, 5.5%, 5/1/2017 (a)	3,295,000	3,532,042
Detroit, MI, Sewer Disposal Revenue, Series D, 4.184%*, 7/1/2032 (a)	6,650,000	6,646,675
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,924,109
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	3,167,940
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	6,231,831
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (a)	2,955,000	3,140,131
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (a)	11,000,000	12,052,150
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	430,000	432,266
Michigan, Sales & Special Tax Revenue, State Trunk Line:
Series A, 5.5%, 11/1/2014 (a)	4,055,000	4,308,640
Series A, Prerefunded, 5.5%, 11/1/2016 (a)	9,545,000	10,142,040
Series A, 5.5%, 11/1/2017 (b)	7,000,000	7,853,510
Michigan, State General Obligation, 5.5%, 12/1/2015	5,875,000	6,521,250
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,510,000	1,554,379
		72,634,713
Minnesota 0.3%
University of Minnesota, Higher Education Revenue:
Series A, 5.75%, 7/1/2017	3,240,000	3,710,934
Series A, 5.75%, 7/1/2018	6,760,000	7,794,145
		11,505,079
Mississippi 0.2%
Mississippi, State General Obligation, 5.5%, 12/1/2015	6,000,000	6,641,760
Missouri 1.3%
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	11,400,000	12,737,562
Missouri, Transportation/Tolls Revenue:
Series A, 5.625%, 2/1/2014	2,000,000	2,121,960
Series A, 5.625%, 2/1/2016	3,125,000	3,315,563
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series B, 5.5%, 7/1/2014	3,000,000	3,287,670
Series B, 5.5%, 7/1/2015	3,500,000	3,868,340
Series B, 5.5%, 7/1/2016	5,065,000	5,636,636
St. Louis, MO, Airport Revenue, Series A, 5.625%, 7/1/2017 (a)	6,000,000	6,390,480
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,708,664
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	3,735,000	4,056,583
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	3,000,186
		49,123,644
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana:
Series F, Prerefunded, 6.0%, 5/15/2019 (a)	455,000	490,535
Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,890,693
		5,381,228
Nebraska 0.4%
Omaha, NE, Core City General Obligation, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,227,090
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,362,747
Omaha, NE, School District General Obligation, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,752,246
Series A, 6.5%, 12/1/2016	1,000,000	1,200,800
Series A, 6.5%, 12/1/2017	4,000,000	4,860,160
		14,403,043
Nevada 1.0%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (a)	1,500,000	1,586,280
Series C, 5.375%, 7/1/2019 (a)	1,100,000	1,160,863
Series C, 5.375%, 7/1/2020 (a)	1,100,000	1,158,993
Henderson, NV, Health Care Facility Revenue, Catholic West:
Series A, Prerefunded, 5.375%, 7/1/2026	3,410,000	3,490,135
Series A, 5.375%, 7/1/2026	11,590,000	11,900,960
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (a)	5,000,000	3,984,000
7.375%, 1/1/2040	15,000,000	15,728,550
		39,009,781
New Jersey 6.5%
Atlantic City, NJ, School District General Obligation, Board of Education, 6.1%, 12/1/2014 (a)	4,500,000	5,124,960
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	3,164,040
5.75%, 6/15/2034	2,455,000	2,625,819
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	7,528,630
Series A, 5.0%, 7/1/2023 (a)	8,845,000	9,255,054
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series K, 5.25%, 12/15/2016 (a)	10,000,000	10,915,400
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,641,450
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	1,875,000	1,961,306
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,023,270
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	7,960,000	8,505,738
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	25,480,000	29,324,168
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, 5.625%, 6/15/2014	3,555,000	3,928,097
New Jersey, State General Obligation:
5.25%, 7/1/2016	5,000,000	5,479,900
Series H, 5.25%, 7/1/2017	14,665,000	16,033,244
New Jersey, State Transportation Trust Fund Authority, Series B, 5.25%, 12/15/2015 (a)	10,000,000	10,901,000
New Jersey, State Turnpike Authority Revenue:
Series C-2005, Prerefunded,ETM, 6.5%, 1/1/2016 (a)	2,725,000	3,122,523
Series C-2005, 6.5%, 1/1/2016 (a)	8,025,000	9,175,384
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	18,000,000	20,238,480
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	25,000,000	24,432,500
New Jersey, Transportation/Tolls Revenue:
Series C, 5.5%, 12/15/2015 (a)	5,000,000	5,540,200
Series A, 5.75%, 6/15/2017	8,000,000	9,014,000
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants, Series B, 5.75%, 9/15/2013 (a)	11,000,000	11,637,450
New Jersey, Turnpike Authority, Turnpike Revenue, Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (a)	38,720,000	44,368,474
		248,941,087
New Mexico 0.1%
Albuquerque, NM, Hospital & Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	2,565,000	2,714,129
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	2,690,000	2,724,567
		5,438,696
New York 6.3%
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (a)	2,050,000	1,904,696
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	10,722,600
New York, Higher Education Revenue, Dormitory Authority:
Series B, 5.25%, 5/15/2019 (a)	11,860,000	12,946,139
Series F, Prerefunded, 5.375%, 7/1/2007	465,000	465,595
Series F, 5.375%, 7/1/2007	1,535,000	1,536,873
New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (a)	5,075,000	5,593,310
Series B, 6.0%, 7/1/2014 (a)	7,000,000	7,598,710
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,666,110
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,185,240
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (a)	6,775,000	7,210,632
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Prerefunded, 5.25%, 5/15/2017 (a)	3,500,000	3,674,370
Series D, ETM, 7.0%, 7/1/2009 (a)	1,720,000	1,775,453
Series C, 7.5%, 7/1/2010 (a)	4,100,000	4,321,318
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (a)	5,000,000	5,856,700
New York, State Agency General Obligation Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (a)	4,500,000	4,897,755
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,086,036
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2019 (a)	3,000,000	3,180,360
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,053,887
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	2,600,000	2,764,008
Series A-1, 5.5%, 6/1/2019	6,850,000	7,383,820
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	10,000,000	10,795,900
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series C, Prerefunded, 5.125%, 7/1/2013 (a)	5,000,000	5,289,349
5.5%, 11/15/2018 (a)	5,000,000	5,390,900
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (a)	3,750,000	4,043,175
Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,469,080
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,551,667
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,571,400
New York and New Jersey, Port Authority Revenue, Special Project — KIAC, Series 4, AMT, 7.0%, 10/1/2007	400,000	401,904
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,559,300
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	19,893,720
New York City, NY, Municipal Finance Authority, Water & Sewer Systems Revenue, Series C, 3.78%*, 6/15/2033	2,600,000	2,600,000
New York, NY, Core City General Obligation:
Series G, Zero Coupon, 8/1/2009 (a)	4,995,000	4,603,792
Series F, 5.25%, 8/1/2016	5,000,000	5,247,150
Series A, 5.75%, 8/1/2016	6,350,000	6,871,081
New York, NY, General Obligation:
Series J-1, 5.0%, 6/1/2018	4,170,000	4,416,280
Series D, 5.0%, 8/1/2019	6,930,000	7,292,439
Series C, Prerefunded, 5.375%, 11/15/2017 (a)	1,490,000	1,515,881
Series C, 5.375%, 11/15/2017 (a)	3,510,000	3,569,986
Series A, Prerefunded, 6.5%, 5/15/2012	6,230,000	6,756,248
Series A, 6.5%, 5/15/2012	770,000	830,099
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	105,000	110,131
Series G, 6.75%, 2/1/2009	1,895,000	1,982,606
New York, NY, State General Obligation, Series A, 5.25%, 3/15/2015	2,500,000	2,644,700
New York, NY, Water & Sewer Revenue, Municipal Water Financial Authority, Series A, 5.375%, 6/15/2019	25,000,000	26,630,500
		242,860,900
North Carolina 1.5%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,504,739
Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,322,288
5.5%, 6/1/2017	3,255,000	3,479,042
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	4,228,360
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (a)	8,235,000	8,829,155
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	10,182,334
Series B, 6.0%, 1/1/2022 (a)	18,775,000	22,194,303
		56,740,221
Ohio 2.4%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (a)	2,365,000	2,499,143
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,085,690
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,110,676
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,732,035
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	336,445
Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,371,917
Series A, 5.75%, 6/1/2015 (a)	2,000,000	2,156,420
Series A, 5.75%, 6/1/2016 (a)	1,500,000	1,617,315
Cincinnati, OH, Water & Sewer Revenue, 5.5%, 12/1/2017	1,000,000	1,060,440
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,142,274
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,022,860
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (a)	2,000,000	2,123,520
Cuyahoga County, OH, County General Obligation:
Prerefunded, 5.0%, 12/1/2020	1,000,000	1,037,490
5.65%, 5/15/2018	500,000	567,130
Dublin City, OH, School District General Obligation, Capital Appreciation, ETM, Zero Coupon, 12/1/2011 (a)	1,095,000	920,304
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	75,000	77,531
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	375,974
Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	504,665
5.5%, 7/1/2017	1,000,000	1,016,810
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	558,025
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014	3,555,000	3,555,000
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	4,405,000	4,404,868
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,329,842
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	807,548
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	420,261
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	204,900
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	625,000	647,106
Lucas County, OH, Hospital & Healthcare Revenue, Presbyterian:
Series A, 6.625%, 7/1/2014	2,000,000	2,043,260
Series A, 6.75%, 7/1/2020	2,000,000	2,044,000
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	300,000	300,663
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	2,000,000	2,130,080
Ohio, Higher Education Revenue, Series A, 6.5%, 7/1/2008	2,325,000	2,393,285
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,125,290
Series B, 6.5%, 10/1/2020	2,250,000	2,709,428
Ohio, Higher Education Revenue, General Receipts:
Series A, 6.0%, 12/1/2016	1,000,000	1,062,950
Series A, 6.0%, 12/1/2017	1,060,000	1,126,727
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (a)	1,250,000	1,329,850
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (a)	7,875,000	5,225,397
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	548,416
Ohio, State Agency Revenue Lease, Administrative Building Funds Project:
Series A, 5.5%, 10/1/2015 (a)	4,370,000	4,659,512
Series A, 5.5%, 10/1/2016 (a)	3,790,000	4,041,087
Series A, 5.5%, 10/1/2018 (a)	3,695,000	3,939,794
Ohio, State Agency Revenue Lease, Building Authority, Juvenile Correctional Facility, Series A, 5.5%, 4/1/2016	3,665,000	3,883,104
Ohio, State General Obligation, 6.0%, 8/1/2010	1,000,000	1,064,530
Ohio, State General Obligation Lease, Higher Education Revenue, Series B, Prerefunded, 5.625%, 5/1/2015	1,000,000	1,050,040
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (a)	6,925,000	7,743,258
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,850,000	3,923,535
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	500,000	525,985
Toledo, OH, Other General Obligation, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	1,031,310
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	145,000	155,124
6.6%, 12/1/2016 (a)	200,000	233,848
Willoughby, OH, Senior Care Revenue, Industrial Development Revenue, Series A, 6.875%, 7/1/2016	2,825,000	2,886,533
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	715,719
		91,578,914
Oklahoma 0.8%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,695,000	2,813,095
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	26,770,194
		29,583,289
Oregon 0.2%
Chemeketa, OR, School District General Obligation, ETM, 5.5%, 6/1/2015 (a)	2,600,000	2,875,444
Oregon, Transportation/Tolls Revenue:
5.75%, 11/15/2015	1,435,000	1,525,032
5.75%, 11/15/2016	3,140,000	3,337,004
		7,737,480
Pennsylvania 2.2%
Allegheny County, PA, Airport Revenue, Pittsburgh International, Series A, AMT, 5.75%, 1/1/2013 (a)	3,080,000	3,324,829
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (a)	2,000,000	2,129,260
5.5%, 3/1/2016 (a)	1,000,000	1,065,350
5.5%, 3/1/2017 (a)	1,000,000	1,065,350
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	1,000,000	1,078,190
Bucks County, PA, Water & Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	95,000	96,331
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,041,170
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,428,606
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,047,720
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,042,490
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	896,680
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	33,205,760
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,878,242
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,580,424
Pennsylvania, State Agency Revenue Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (a)	4,875,000	4,980,202
Pennsylvania, State General Obligation, 6.25%, 7/1/2010	1,000,000	1,069,860
Pennsylvania, Transportation/Tolls Revenue, 5.25%, 7/1/2019	2,000,000	2,144,340
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,021,013
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,894,743
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,071,310
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,500,000	1,585,065
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	130,000	145,256
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	6,235,000	6,439,446
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	4,045,450
		86,277,087
Puerto Rico 0.3%
Puerto Rico, Electric Revenue, 5.375%, 7/1/2018 (a)	8,710,000	9,727,938
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,129,890
Puerto Rico Commonwealth, General Obligation, 6.25%, 7/1/2013 (a)	1,850,000	2,086,023
		12,943,851
Rhode Island 1.0%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (a)	1,025,000	1,101,291
Series B, ETM, 5.8%, 8/1/2012 (a)	2,500,000	2,723,225
Series B, ETM, 5.8%, 8/1/2013 (a)	7,340,000	8,095,286
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,382,920
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (a)	2,000,000	2,147,660
		37,450,382
South Carolina 1.1%
Lexington County, SC, Hospital & Healthcare Revenue, 5.5%, 11/1/2032	4,515,000	4,738,402
Piedmont, SC, Electric Revenue, Municipal Power Agency:
ETM, 5.5%, 1/1/2012 (a)	2,190,000	2,338,066
5.5%, 1/1/2012 (a)	2,810,000	2,992,678
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	508,634
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	8,001,403
Series C, 7.0%, 8/1/2030	855,000	991,355
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,086,665
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Prerefunded, ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,814,634
6.75%, 1/1/2019 (a)	2,065,000	2,530,121
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	7,550,000	8,022,102
South Carolina, Transportation/Tolls Revenue, Transportation Infrastructure, Series A, 5.5%, 10/1/2018 (a)	5,300,000	5,644,553
		42,668,613
Tennessee 0.8%
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	16,351,637
5.75%, 1/1/2014 (a)	2,000,000	2,196,500
6.25%, 1/1/2013 (a)	4,000,000	4,440,920
7.25%, 1/1/2009 (a)	3,750,000	3,944,850
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	3,709,302
		30,643,209
Texas 6.1%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,315,942
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.3875%**, 4/1/2027	21,615,000	17,614,712
Austin, TX, School District General Obligation, Independent School District, 5.0%, 8/1/2015	2,000,000	2,139,940
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	10,860,751
Boerne, TX, School District General Obligation Lease, Independent School District:
Zero Coupon, 2/1/2014	2,785,000	2,116,489
Zero Coupon, 2/1/2016	3,285,000	2,279,494
Brownsville, TX, Electric Revenue, Utility Systems, 6.25%, 9/1/2010 (a)	4,085,000	4,383,450
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012	5,750,000	4,761,345
Series A, Zero Coupon, 2/15/2013	8,840,000	7,008,794
Series A, Zero Coupon, 2/15/2014	6,000,000	4,552,440
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	1,065,000	412,389
Galveston County, TX, County General Obligation, 5.5%, 2/1/2014 (a)	1,675,000	1,768,281
Galveston County, TX, County General Obligation, Justice Center and Public Safety Building, 5.5%, 2/1/2014 (a)	2,235,000	2,359,467
Grapevine-Colleyville, TX, School District General Obligation, Zero Coupon, 8/15/2010	2,160,000	1,903,673
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	2,517,102
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (a)	3,000,000	3,192,780
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.875%, 8/15/2026	1,320,000	1,367,599
6.875%, 8/15/2026	1,560,000	1,603,883
Houston, TX, School District General Obligation, Series A, Zero Coupon, 2/15/2015	26,000,000	17,854,980
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (a)	8,000,000	8,556,720
Series A, 5.25%, 5/15/2021 (a)	10,000,000	10,683,400
Series A, 5.25%, 5/15/2022 (a)	30,000,000	32,087,700
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (a)	14,750,000	13,382,527
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,354,300
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	3,484,785
Series A, 5.5%, 12/1/2016 (a) (b)	10,000,000	10,671,500
Prerefunded, 5.75%, 12/1/2015 (a)	5,000,000	5,439,750
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
Series B, ETM, 5.6%, 12/1/2007 (a)	2,415,000	2,437,315
Series B, ETM, 5.625%, 12/1/2008 (a)	4,400,000	4,524,124
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (a)	2,180,000	2,303,148
Northside, TX, General Obligation Independent School District:
Prerefunded, 5.5%, 2/15/2014	1,420,000	1,499,861
5.5%, 2/15/2014	1,265,000	1,335,018
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (a)	120,000	78,158
Zero Coupon, 9/1/2017 (a)	5,880,000	3,799,127
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	12,383,427
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	256,069
Texas, Other General Obligation, 7.0%, 9/15/2012	5,605,587	5,658,335
Texas, School District General Obligation, Community College District:
5.5%, 8/15/2014 (a)	3,145,000	3,378,894
5.5%, 8/15/2015 (a)	3,435,000	3,693,965
5.5%, 8/15/2017 (a)	4,060,000	4,366,083
Texas, Water & Sewer Revenue, Trinity River Authority, 5.5%, 2/1/2019 (a)	1,000,000	1,079,800
Texas, Water & Sewer Revenue, Water Development Board, Series A, 5.625%, 7/15/2015	1,000,000	1,051,250
Waxahachie, TX, School District General Obligation, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	3,343,874
Zero Coupon, 8/15/2013	2,060,000	1,600,373
		233,463,014
Utah 0.8%
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series D, 3.89%*, 5/15/2036	500,000	500,000
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,330,000	1,679,404
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,361
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,613,625
Utah, Electric Revenue, Associated Municipal Power System, Zero Coupon, 7/1/2007 (a)	3,750,000	3,738,037
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	540,524
Utah, State General Obligation, Series A, 5.0%, 7/1/2016	20,000,000	21,628,800
		29,726,751
Vermont 0.3%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (a)	4,800,000	5,129,136
5.375%, 7/1/2014 (a)	5,055,000	5,401,621
		10,530,757
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	1,500,000	1,634,625
Virginia 0.9%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,179,520
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,776,417
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, 6.125%, 7/1/2017 (a)	5,500,000	6,316,475
Virginia, State Public School Authority, School Financing 1997 Resolution, Series C, 5.0%, 8/1/2015	5,335,000	5,727,496
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	4,800,000	4,704,816
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	3,241,140
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	6,217,332
		36,163,196
Washington 3.0%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	9,508,676
Clark County, WA, Electric Revenue, Public Utilities District No. 001 Generating Systems, ETM, 6.0%, 1/1/2008 (a)	2,200,000	2,228,402
Clark County, WA, General Obligation Hockinson School District No. 98:
6.125%, 12/1/2011 (a)	1,515,000	1,625,580
Prerefunded, 6.125%, 12/1/2011 (a)	1,675,000	1,800,089
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	4,307,026
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	1,650,000	1,726,098
King County, WA, County General Obligation:
Prerefunded, 6.625%, 12/1/2015	1,010,000	1,044,239
Series B, Prerefunded, 6.625%, 12/1/2015	8,835,000	9,134,506
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,443,600
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (a)	1,765,000	1,912,007
Skagit County, WA, School District General Obligation, District No. 100 Burlington Edison, 5.625%, 12/1/2015 (a)	4,925,000	5,238,722
Snohomish County, WA, School District General Obligation, 5.75%, 12/1/2011 (a)	3,485,000	3,753,972
Snohomish County, WA, School District General Obligation, School District No. 006 Mukilteo, 6.5%, 12/1/2007 (a)	3,325,000	3,369,588
Spokane County, WA, School District General Obligation, Series B, Zero Coupon, 12/1/2014 (a)	2,500,000	1,837,175
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (a)	11,200,000	11,956,896
Washington, Electric Revenue, Public Power Supply System, Series A, 6.0%, 7/1/2007 (a)	7,000,000	7,012,250
Washington, Electric Revenue, Public Power Supply System Nuclear Project #2, ETM, 5.7%, 7/1/2008 (a)	1,270,000	1,296,264
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2007 (a)	4,375,000	4,361,175
Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,192,663
Series A, Zero Coupon, 7/1/2011 (a)	4,200,000	3,578,568
Series B, 7.25%, 7/1/2009 (a)	7,990,000	8,279,158
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
5.75%, 11/1/2007 (a)	7,350,000	7,408,212
5.8%, 11/1/2008 (a)	4,865,000	4,998,788
5.8%, 11/1/2009 (a)	4,595,000	4,800,259
5.8%, 11/1/2010 (a)	2,100,000	2,226,756
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,022,215
		116,062,884
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	638,032
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,640,757
		3,278,789
Wisconsin 2.0%
Milwaukee County, WI, Series A, Prerefunded, ETM, Zero Coupon, 12/1/2011 (a)	220,000	184,411
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
5.75%, 11/15/2007 (a)	1,500,000	1,513,170
6.0%, 11/15/2008 (a)	4,085,000	4,212,452
6.1%, 8/15/2008 (a)	4,580,000	4,703,614
6.1%, 8/15/2009 (a)	2,000,000	2,094,660
Series B, ETM, 6.25%, 1/1/2022 (a)	4,615,000	5,264,330
Series C, 6.25%, 1/1/2022 (a)	8,060,000	9,282,621
Series AA, 6.4%, 6/1/2008 (a)	2,335,000	2,394,146
Series AA, 6.45%, 6/1/2009 (a)	2,485,000	2,608,828
Series AA, 6.45%, 6/1/2010 (a)	2,650,000	2,839,501
Series AA, 6.5%, 6/1/2011 (a)	2,820,000	3,089,677
Series AA, 6.5%, 6/1/2012 (a)	3,000,000	3,336,420
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	18,283,804
6.875%, 4/15/2030	14,000,000	15,833,020
		75,640,654
Total Municipal Bonds and Notes (Cost $3,189,208,570)		3,442,765,655

Municipal Inverse Floating Rate Notes 16.8%
California 1.5%
California, State Department Water Resource, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (c)	11,250,000	12,144,094
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 6.725%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (c)	17,000,000	18,163,395
Trust: California, General Obligation, Economic Recovery, Series R-278, 144A, 5.995%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2015 (a) (c)	11,955,000	12,904,705
Trust: California, General Obligation, Economic Recovery, Series 926, 144A, 6.342%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2019 (a) (c)	10,000,000	10,777,850
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 1117, 144A, 6.47%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2020 (a) (c)	2,750,000	2,963,909
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 1117, 144A, 6.47%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
		56,953,953
Colorado 0.3%
Denver, CO, City & County, Airport Revenue, Series A, AMT, 6.0%, 11/15/2013 (a) (c)	10,000,000	10,599,900
Trust: Denver, CO, Airport Revenue, RITES-PA 762, 144A, AMT, 7.945%, 11/15/2013, Leverage Factor at purchase date: 2 to 1
Connecticut 0.7%
Connecticut, State Special Tax, Series B, 5.375%, 10/1/2014 (a) (c)	16,780,000	17,777,739
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 6.72%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax, Series B, 5.375%, 10/1/2015 (a) (c)	4,000,000	4,237,840
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 6.72%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax, Series A, 5.375%, 10/1/2016 (a) (c)	2,100,000	2,227,879
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 6.72%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax, Series A, 5.375%, 10/1/2017 (a) (c)	1,660,000	1,761,086
Trust: Connecticut, Sales & Special Tax Revenue, Series II, 144A, 6.72%, 10/1/2017, Leverage Factor at purchase date: 2 to 1
		26,004,544
District of Columbia 0.5%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (c)	5,500,000	6,326,320
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 16, 144A, 7.945%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (c)	2,420,000	2,699,740
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 13, 144A, 7.945%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2015 (a) (c)	7,135,000	8,112,728
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 15, 144A, 7.953%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2014 (a) (c)	3,945,000	4,433,642
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 14, 144A, 7.96%, 10/1/2012, Leverage Factor at purchase date: 2 to 1
		21,572,430
Florida 0.4%
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2013 (a) (c)	7,920,000	8,418,168
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 7.91%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2020 (a) (c)	2,820,000	3,012,070
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 7.91%, 10/1/2020, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.125%, 10/1/2015 (a) (c)	3,000,000	3,220,770
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 8.16%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
		14,651,008
Georgia 0.3%
Georgia, Municipal Electric Authority, Power Revenue, Series B, 6.375%, 1/1/2016 (a) (c)	9,200,000	10,762,896
Trust: Georgia, Electric Revenue, RITES-PA 786, 8.695%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Illinois 1.4%
Cook County, IL, Capital Improvement, 6.5%, 11/15/2013 (a) (c)	21,220,000	24,234,831
Trust: Cook County, IL, County General Obligation, RITES-PA 591, 144A, 8.935%, 11/15/2013, Leverage Factor at purchase date: 2 to 1
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/1/2021 (a) (c)	25,800,000	31,505,670
Trust: Illinois, Transportation/Tolls Revenue, Regional Transportation Authority, RITES-PA 584, 9.335%, 11/1/2021, Leverage Factor at purchase date: 2 to 1
		55,740,501
Massachusetts 0.5%
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a) (c)	4,000,000	4,272,844
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2016 (a) (c)	2,750,000	2,969,265
Trust: Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.225%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.75%, 10/1/2010 (c)	12,190,000	12,901,469
Trust: Massachusetts, State General Obligation, RITES-PA 793, 144A, 7.495%, 10/1/2008, Leverage Factor at purchase date: 2 to 1
		20,143,578
Michigan 0.3%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 5.5%, 10/15/2014 (c)	8,310,000	8,829,001
Trust: Michigan, State Agency General Obligation Lease, RITES-PA 889R, Series A, 144A, 6.96%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
Michigan, State Building Authority Revenue, Facilities Program Series I, 5.5%, 10/15/2015 (c)	5,000,000	5,312,275
Trust: Michigan, State Agency General Obligation Lease, Building Authority, RITES-PA 899R, Series B, 144A, 6.96%, 4/15/2009, Leverage Factor at purchase date: 2 to 1
		14,141,276
New Jersey 3.3%
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2013 (a) (c)	9,000,000	9,850,545
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2014 (a) (c)	8,000,000	8,756,040
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2015 (a) (c)	5,500,000	6,019,777
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2016 (a) (c)	7,370,000	8,066,502
Trust: New Jersey, Highway Authority Revenue, Garden State Parkway, Series 247, ETM, 144A, 6.983%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2016 (c)	4,000,000	4,577,920
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017 (c)	4,000,000	4,577,920
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2018 (c)	3,000,000	3,433,440
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020 (c)	11,000,000	12,589,280
Trust: New Jersey, State Agency Revenue, Transportation Trust Fund Authority, Residual Certificates, Series 224, 144A, 7.465%, 6/15/2016, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Corporate Certificates, Series B, 6.0%, 9/15/2015 (a) (c)	10,380,000	11,060,876
Trust: New Jersey, State Revenue Lease, Transportation Trust Fund Authority, RITES-PA 785, 144A, 7.985%, 9/15/2015, Leverage Factor at purchase date: 2 to 1
New Jersey, State Turnpike Authority Revenue, Prerefunded, Series C, 6.5%, 1/1/2016 (a) (c)	42,340,000	48,409,227
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 613, 144A, 8.965%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
New Jersey, State Turnpike Authority Revenue, Series C, 6.5%, 1/1/2016 (c)	7,660,000	8,758,023
Trust: New Jersey, Transportation/Tolls Revenue, Turnpike Authority, RITES-PA 614, 144A, 8.965%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		126,099,550
New York 1.1%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.75%, 1/1/2014 (a) (c)	4,010,000	4,380,985
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585A, 144A, 7.455%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.75%, 1/1/2015 (a) (c)	5,030,000	5,541,979
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585B, 144A, 7.455%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Monroe County, NY, Airport Authority Revenue, Greater Rochester International Airport, AMT, 5.875%, 1/1/2016 (a) (c)	3,830,000	4,285,234
Trust: Monroe County, NY, Airport Revenue, AMT, RITES-PA 585C, 144A, 7.705%, 7/1/2012, Leverage Factor at purchase date: 2 to 1
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2017 (a) (c)	15,000,000	16,131,525
Trust: New York, Transportation/Tolls Revenue, Securities Trust Certificates, 144A, 7.03%, 11/15/2017, Leverage Factor at purchase date: 2 to 1
New York & New Jersey, Port Authority,Series 120, AMT, 5.75%, 10/15/2014 (a) (c)	12,320,000	12,524,327
Trust: New York and New Jersey, Port Authority Revenue, Series II R-42, AMT, 144A, 7.43%, 10/15/2007, Leverage Factor at purchase date: 2 to 1
		42,864,050
Pennsylvania 2.4%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2010 (a) (c)	6,000,000	6,258,060
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-A-PA 567A, 144A, 7.425%, 7/1/2007, Leverage Factor at purchase date: 2 to 1
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2011 (a) (c)	3,000,000	3,169,425
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES--B-PA 567B, 144A, 7.425%, 7/1/2008, Leverage Factor at purchase date: 2 to 1
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2013 (a) (c)	6,320,000	6,822,377
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-C-PA 567C, 144A, 7.425%, 1/1/2010, Leverage Factor at purchase date: 2 to 1
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport, Series A-1, AMT, 5.75%, 1/1/2014 (a) (c)	10,500,000	11,458,755
Trust: Allegheny County, PA, Airport Revenue, AMT, RITES-PA 567D, 144A, 7.425%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, 5.75%, 7/1/2017 (c)	25,000,000	28,070,250
Trust: Delaware Valley, PA, Core City General Obligation, Regional Financial Authority, RITES-PA 1028, 144A, 7.47%, 1/1/2014, Leverage Factor at purchase date: 2 to 1
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2013 (a) (c)	4,450,000	4,575,356
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 144A, 6.43%, 6/15/2013, Leverage Factor at purchase date: 2 to 1
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2014 (a) (c)	5,000,000	5,140,850
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 144A, 6.43%, 6/15/2014, Leverage Factor at purchase date: 2 to 1
Pennsylvania, Special Tax Revenue, Intergovernmental Cooperative Authority,Philadelphia Funding Program, 5.25%, 6/15/2015 (a) (c)	4,500,000	4,626,765
Trust: Pennsylvania, Sales & Special Tax Revenue, Intergovernmental Cooperative Authority 144A, 6.43%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
Pennsylvania, State General Obligation, Series 2, 5.5%, 5/1/2019 (a) (c)	20,000,000	21,441,500
Trust: Pennsylvania, State General Obligation, RITES-PA 1035R, 144A, 9.889%, 5/1/2019, Leverage Factor at purchase date: 4 to 1
		91,563,338
Puerto Rico 1.3%
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2021 (a) (c)	6,000,000	6,839,880
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 994RC, 144A, 7.03%, 7/1/2007, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2019 (a) (c)	7,440,000	8,428,255
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 944RA, 144A, 7.03%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, Public Improvements, Series A, 5.5%, 7/1/2019 (a) (c)	22,650,000	25,658,600
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 943R, 144A, 7.03%, 7/1/2019, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/1/2013 (a) (c)	5,000,000	5,570,750
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620A, 144A, 8.015%, 7/1/2010, Leverage Factor at purchase date: 2 to 1
Puerto Rico Commonwealth, General Obligation, 6.0%, 7/1/2016 (a) (c)	2,000,000	2,306,190
Trust: Puerto Rico Commonwealth, General Obligation, RITES-PA 620C, 144A, 8.015%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
		48,803,675
Tennessee 0.5%
Knox County, TN, Health, Educational, & Housing Facilities, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/1/2012 (a) (c)	17,880,000	19,220,464
Trust: Knox County, TN, Hospital & Healthcare Revenue, RITES-PA 750, 144A, 7.455%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Texas 2.3%
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2018 (a) (c)	7,830,000	8,305,947
Trust: Dallas County, TX, Utility & Reclamation District, RITES-A-PA-1136, 144A, 6.42%, 2/15/2011, Leverage Factor at purchase date: 2 to 1
Dallas County, TX, Utility & Reclamation District, 5.25%, 2/15/2019 (a) (c)	8,220,000	8,706,747
Trust: Dallas County, TX, Utility & Reclamation District, RITES-B-PA-1136, 144A, 6.42%, 2/15/2011, Leverage Factor at purchase date: 2 to 1
Dallas, County TX, Utility & Reclamation District, 5.25%, 2/15/2020 (a) (c)	10,250,000	10,840,964
Trust: Dallas County, TX, Utility & Reclamation District, RITES-C-PA-1136, 144A, 6.42%, 2/15/2011, Leverage Factor at purchase date: 2 to 1
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.5%, 11/1/2019 (a) (c)	15,750,000	16,890,457
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.5%, 11/1/2020 (a) (c)	20,000,000	21,448,200
Trust: Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 6.902%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 4.148%***, 12/15/2026 (c)	21,300,000	21,289,350
Trust: Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, RITES PA-1439, 144A, 4.546%, 12/15/2026, Leverage Factor at purchase date: 2 to 1
		87,481,665
Total Municipal Inverse Floating Rate Notes (Cost $611,328,425)		646,602,828
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,800,536,995)+	106.3	4,089,368,483
Other Assets and Liabilities, Net	(6.3)	(241,150,435)
Net Assets	100.0	3,848,218,048
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2007.
** Partial interest paying security. The rate shown represents 65% of the original coupon rate.
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2007.
+ The cost for federal income tax purposes was $3,795,275,784. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $294,092,699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $298,645,944 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,553,245.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	12.7
Financial Guaranty Insurance Company	11.4
Financial Security Assurance Inc.	10.0
MBIA Corp.	30.0
XL Capital Assurance	0.2
(b) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(c) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At May 31, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
11/3/2007 11/1/2022	52,000,000+	Fixed — 3.846%	Floating — BMA	768,375
11/3/2007 11/1/2022	52,200,000++	Fixed — 3.852%	Floating — BMA	739,521
7/26/2007 1/24/2025	44,300,000+	Fixed — 3.956%	Floating — BMA	330,814
Total unrealized appreciation on open interest rate swaps				1,838,710
Counterparties: + Citibank NA ++ Lehman Brothers, Inc. BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007
Assets
Investments in securities, at value (cost $3,800,536,995)	$ 4,089,368,483
Receivable for investments sold	4,127,887
Interest receivable	60,447,399
Receivable for Fund shares sold	2,260,098
Unrealized appreciation on open interest rate swaps	1,838,710
Other assets	92,110
Total assets	4,158,134,687
Liabilities
Cash overdraft	1,589,123
Distributions payable	3,073,139
Payable for floating rate notes issued	300,112,500
Payable for Fund shares redeemed	2,681,247
Accrued management fee	1,123,993
Other accrued expenses and payables	1,336,637
Total liabilities	309,916,639
Net assets, at value	$ 3,848,218,048
Net Assets
Net assets consist of: Undistributed net investment income	37,466
Net unrealized appreciation (depreciation) on: Investments	288,831,488
Interest rate swaps	1,838,710
Accumulated net realized gain (loss)	(13,230,680)
Paid-in capital	3,570,741,064
Net assets, at value	$ 3,848,218,048

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,843,300,366 ÷ 205,112,454 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.99
Maximum offering price per share (100 ÷ 95.5 of $8.99)	$ 9.41

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,569,495 ÷ 2,066,050 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.99

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,111,861 ÷ 2,460,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.99
Class S Net Asset Value, offering and redemption price(a) per share ($1,960,589,970 ÷ 217,873,880 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.00
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,646,356 ÷ 405,765 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.99
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2007
Investment Income
Income: Interest	$ 212,383,008
Expenses: Management fee	13,116,652
Administration fee	4,005,286
Services to shareholders	2,843,480
Custodian fee	14,339
Distribution service fees	5,019,945
Auditing	95,704
Legal	55,962
Trustees' fees and expenses	140,534
Reports to shareholders and shareholder meeting	286,197
Interest expense and fees on floating rate notes	11,578,144
Registration fees	99,360
Other	282,315
Total expenses before expense reductions	37,537,918
Expense reductions	(1,067,688)
Total expenses after expense reductions	36,470,230
Net investment income	175,912,778
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,388,930
Interest rate swaps	(389,551)
6,999,379
Net unrealized appreciation (depreciation) during the period on: Investments	5,702,807
Interest rate swaps	(12,065,813)
(6,363,006)
Net gain (loss) on investment transactions	636,373
Net increase (decrease) in net assets resulting from operations	$ 176,549,151

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 201,240,607
Payment of operating expenses	(25,561,094)
Payment of interest expense on floating rate notes	(11,578,144)
Proceeds from sales and maturities of investments	1,021,909,453
Purchases of investments	(754,997,413)
Cash provided (used) by operating activities	$ 431,013,409
Cash Flows from Financing Activities:
Proceeds from shares sold	137,961,721
Cost of shares repurchased	(494,255,099)
Distributions paid (net of reinvestment of distributions)	(76,369,456)
Cash provided (used) by financing activities	(432,662,834)
Increase (decrease) in cash	(1,649,425)
Cash at beginning of period	60,302
Cash (overdraft) at end of period	$ (1,589,123)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 176,549,151
Net (increase) decrease in cost of investments	253,577,249
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(5,702,807)
(Increase) decrease in unrealized appreciation on interest rate swaps	12,065,813
(Increase) decrease in receivable for investments sold	(3,752,887)
(Increase) decrease in interest receivable	3,312,847
(Increase) decrease in other assets	(2,168)
Increase (decrease) in payable for investments purchased	(4,366,949)
Increase (decrease) in accrued expenses and payables	(666,840)
Cash provided (used) by operating activities	$ 431,013,409
Non-Cash Financing Activities:
Reinvestment of distributions	$ 121,849,776
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $14,455,248 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2007	2006
			Operations: Net investment income	$ 175,912,778	$ 191,313,528
Net realized gain (loss) on investment transactions	6,999,379	30,665,324
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,363,006)	(107,267,393)
Net increase (decrease) in net assets resulting from operations	176,549,151	114,711,459
Distributions to shareholders from: Net investment income: Class A	(81,134,304)	(89,129,780)
Class B	(798,783)	(1,077,478)
Class C	(781,530)	(817,619)
Class AARP	(7,707,402)	(64,190,013)
Class S	(83,654,513)	(34,904,229)
Institutional Class	(145,018)	(73,786)
Net realized gains: Class A	(11,303,769)	(336,119)
Class B	(134,424)	(4,956)
Class C	(129,588)	(3,721)
Class AARP	—	(230,599)
Class S	(12,041,412)	(124,567)
Institutional Class	(13,596)	(242)
Fund share transactions: Proceeds from shares sold	137,657,733	158,763,783
Reinvestment of distributions	121,849,776	117,680,585
Cost of shares redeemed	(493,717,543)	(540,504,465)
Redemption fees	6,885	8,795
Net increase (decrease) in net assets from Fund share transactions	(234,203,149)	(264,051,302)
Increase (decrease) in net assets	(255,498,337)	(340,232,952)
Net assets at beginning of period	4,103,716,385	4,443,949,337
Net assets at end of period (including undistributed net investment income of $37,466 and $341,707, respectively)	$ 3,848,218,048	$ 4,103,716,385

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.12
Income from investment operations: Net investment income	.39	.40	.42	.43	.42
Net realized and unrealized gain (loss) on investment transactions	.00*	(.16)	.16	(.46)	.41
Total from investment operations	.39	.24	.58	(.03)	.83
Less distributions from: Net investment income	(.39)	(.40)	(.42)	(.43)	(.42)
Net realized gain on investment transactions	(.05)	(.00)*	(.00)*	—	(.03)
Total distributions	(.44)	(.40)	(.42)	(.43)	(.45)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[a]	4.36[b]	2.65[b]	6.53	(.31)	9.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,843	1,949	2,147	2,183	2,454
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.04	1.11	.88	.84	.87
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.02	1.09	.88	.84	.87
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73	.74	.74	.75	.75
Ratio of net investment income (%)	4.29	4.38	4.56	4.61	4.66
Portfolio turnover rate (%)	19	28	31	24	22
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class B Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Income from investment operations: Net investment income	.32	.33	.35	.36	.35
Net realized and unrealized gain (loss) on investment transactions	.00*	(.16)	.16	(.46)	.42
Total from investment operations	.32	.17	.51	(.10)	.77
Less distributions from: Net investment income	(.32)	(.33)	(.35)	(.36)	(.35)
Net realized gain on investment transactions	(.05)	(.00)*	(.00)*	—	(.03)
Total distributions	(.37)	(.33)	(.35)	(.36)	(.38)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[a]	3.59[b]	1.88[b]	5.70[b]	(1.07)	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	26	34	47	66
Ratio of expenses before expense reductions (including interest expense (%)[c]	1.84	1.88	1.68	1.61	1.65
Ratio of expenses after expense reductions (including interest expense (%)[c]	1.77	1.84	1.67	1.61	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.48	1.49	1.53	1.52	1.53
Ratio of net investment income (%)	3.54	3.63	3.77	3.84	3.88
Portfolio turnover rate (%)	19	28	31	24	22
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class C Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.20	$ 9.04	$ 9.50	$ 9.11
Income from investment operations: Net investment income	.32	.33	.35	.36	.35
Net realized and unrealized gain (loss) on investment transactions	.00*	(.16)	.16	(.46)	.42
Total from investment operations	.32	.17	.51	(.10)	.77
Less distributions from: Net investment income	(.32)	(.33)	(.35)	(.36)	(.35)
Net realized gain on investment transactions	(.05)	(.00)*	(.00)*	—	(.03)
Total distributions	(.37)	(.33)	(.35)	(.36)	(.38)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Total Return (%)[a]	3.59[b]	1.86[b]	5.72	(1.09)	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	22	24	25	24
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.81	1.88	1.65	1.63	1.68
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.78	1.85	1.65	1.63	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.49	1.50	1.51	1.54	1.56
Ratio of net investment income (%)	3.53	3.62	3.80	3.82	3.85
Portfolio turnover rate (%)	19	28	31	24	22
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Class S Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 9.21	$ 9.05	$ 9.50	$ 9.12
Income from investment operations: Net investment income	.41	.42	.44	.45	.44
Net realized and unrealized gain (loss) on investment transactions	.00*	(.16)	.16	(.45)	.41
Total from investment operations	.41	.26	.60	—	.85
Less distributions from: Net investment income	(.41)	(.42)	(.44)	(.45)	(.44)
Net realized gain on investment transactions	(.05)	(.00)*	(.00)*	—	(.03)
Total distributions	(.46)	(.42)	(.44)	(.45)	(.47)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 9.00	$ 9.05	$ 9.21	$ 9.05	$ 9.50
Total Return (%)	4.59[a]	2.88	6.81	(.01)[a]	9.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,961	771	789	798	837
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.82	.86	.63	.65	.68
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.79	.86	.63	.64	.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	.50	.51	.49	.55	.56
Ratio of net investment income (%)	4.52	4.61	4.82	4.81	4.85
Portfolio turnover rate (%)	19	28	31	24	22
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.04	$ 9.21	$ 9.05	$ 9.50	$ 9.33
Income from investment operations: Net investment income	.41	.42	.45	.44	.31
Net realized and unrealized gain (loss) on investment transactions	.00***	(.17)	.16	(.45)	.20
Total from investment operations	.41	.25	.61	(.01)	.51
Less distributions from: Net investment income	(.41)	(.42)	(.45)	(.44)	(.31)
Net realized gain on investment transactions	(.05)	(.00)***	(.00)***	—	(.03)
Total distributions	(.46)	(.42)	(.45)	(.44)	(.34)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 8.99	$ 9.04	$ 9.21	$ 9.05	$ 9.50
Total Return (%)	4.62	2.82	6.86[b]	(.06)[b]	5.94**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4.45		.01	.001
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.78	.88	.66	.75	.66*
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.78	.88	.63	.63	.66*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.49	.53	.49	.54	.54*
Ratio of net investment income (%)	4.53	4.59	4.81	4.82	4.74*
Portfolio turnover rate (%)	19	28	31	24	22
[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP shares were converted into Class S shares on July 14, 2006.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2007 was approximately $296,494,000, with a weighted average interest rate of 3.92%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 2006 through May 31, 2007, the Fund incurred approximately $5,396,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 3,010,531
Undistributed ordinary income*	$ 272,558
Net unrealized appreciation (depreciation) on investments	$ 294,092,699

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2007	2006
Distributions from tax-exempt income	$ 174,221,550	$ 190,192,905
Distributions from ordinary income*	$ 9,397,891	$ 700,204
Distributions from long-term capital gains	$ 14,224,898	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at May 31, 2007.

B. Purchases and Sales of Securities

During the year ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $750,630,464 and $1,026,051,890, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Investment Management Agreement was amended and restated effective June 1, 2006.

Under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2007, the fee pursuant to the Amended and Restated Investment Management Agreement was equivalent to an annual effective rate of .33% of the Fund's average daily net assets.

For the period from June 1, 2006 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Institutional Class	.50%

For Class S shares, for the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.49%. Effective October 1, 2006 through September 30, 2007 for Class S shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.50%. Effective October 1, 2007 through September 30, 2008 for Class S shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.52%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2007, the Advisor received an Administration Fee of $4,005,286, of which $329,443 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S and Class AARP (through July 14, 2006) shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2007
Class A	$ 802,292	$ 358,182	$ 45,999
Class B	16,688	15,834	—
Class C	11,044	6,245	416
Class AARP	88,440	88,440	—
Class S	953,173	598,716	87,018
Institutional Class	664	—	119
	$ 1,872,301	$ 1,067,417	$ 133,552

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 170,626	$ 13,218
Class C	167,601	14,777
	$ 338,227	$ 27,995

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annual Effective Rate
Class A	$ 4,569,038	$ 308,445.24%
Class B	57,692	1,626.25%
Class C	54,988	4,244.25%
	$ 4,681,718	$ 314,315

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid to DWS-SDI in connection with the distribution of Class A shares for the year ended May 31, 2007 aggregated $79,341.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2007, the CDSC for Class B and C shares aggregated $57,753 and $3,461, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2007, SDI received $1,774 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "report to shareholders and shareholder meeting" aggregated $46,560, of which $17,040 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the custodian fee was reduced by $271 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,354,432	$ 57,714,788	3,885,955	$ 35,418,358
Class B	65,221	591,935	92,277	841,426
Class C	494,648	4,488,598	337,517	3,067,780
Class AARP*	307,088	2,773,392	3,803,351	34,746,898
Class S	7,734,371	70,611,518	8,925,027	80,969,206
Institutional Class	162,925	1,477,502	407,977	3,720,115
		$ 137,657,733		$ 158,763,783
Shares issued to shareholders in reinvestment of distributions
Class A	6,742,319	$ 61,301,084	6,358,068	$ 58,032,583
Class B	61,369	558,240	67,738	618,608
Class C	74,388	676,347	64,010	584,225
Class AARP*	374,916	3,355,516	4,232,888	38,680,159
Class S	6,130,080	55,876,234	2,160,795	19,743,243
Institutional Class	9,063	82,355	2,397	21,767
		$ 121,849,776		$ 117,680,585
Shares redeemed
Class A	(23,636,071)	$ (214,768,829)	(27,866,712)	$ (254,164,213)
Class B	(940,157)	(8,544,516)	(1,021,856)	(9,326,095)
Class C	(554,224)	(5,034,774)	(569,050)	(5,184,157)
Class AARP*	(2,313,040)	(20,841,378)	(18,230,222)	(166,270,033)
Class S	(26,701,728)	(242,939,168)	(11,523,067)	(105,083,415)
Institutional Class	(173,491)	(1,588,878)	(52,195)	(476,552)
		$ (493,717,543)		$ (540,504,465)
Shares converted*
Class S	145,539,546	$ 1,310,876,971	—	$ —
Class AARP	(145,519,980)	(1,310,876,971)	—	—
Redemption fees		$ 6,885		$ 8,795
Net increase (decrease)
Class A	(10,539,320)	$ (95,751,392)	(17,622,689)	$ (160,712,683)
Class B	(813,567)	(7,394,231)	(861,841)	(7,866,059)
Class C	14,812	130,171	(167,523)	(1,532,134)
Class AARP*	(147,151,016)	(1,325,589,441)	(10,193,983)	(92,842,599)
Class S	132,702,269	1,194,430,765	(437,245)	(4,363,157)
Institutional Class	(1,503)	(29,021)	358,179	3,265,330
		$ (234,203,149)		$ (264,051,302)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2007, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 20, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.0335 per share from net long-term capital gains during its year ended May 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,793,000 as capital gains dividends for its year ended May 31, 2007, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2007, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	79
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	79
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	79
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	79
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	79
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	79
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	79
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	79
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	79
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		77
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	78
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-857
Fund Number	466	666	766	544
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMBX
Fund Number	2066

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period , May 31, 2007, DWS Managed Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$91,500	$128	$0	$0
2006	$86,700	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007